Exhibit 99.1

DANAHER PROVIDES UPDATE ON FIRST QUARTER 2021 FINANCIAL PERFORMANCE

Washington, D.C., April 13, 2021 - Danaher Corporation (NYSE: DHR) (the “Company”) announced today that it expects first quarter 2021 core revenue growth to be above the high-end of the Company's previously communicated guidance range.

For the quarter ended April 2, 2021, the Company expects revenue growth to be approximately 57.0% and non-GAAP core revenue growth including Cytiva to be approximately 29.0%. The better-than-expected performance was broad-based across the portfolio, with particular strength in Life Sciences and Diagnostics.

As previously announced, Danaher will hold its earnings conference call for the first quarter 2021 on Thursday, April 22, 2021 at 8:00 a.m. ET.

ABOUT DANAHER
Danaher is a global science and technology innovator committed to helping its customers solve complex challenges and improving quality of life around the world. Its family of world class brands has leadership positions in the demanding and attractive health care, environmental and applied end-markets. With more than 20 operating companies, Danaher’s globally diverse team of approximately 69,000 associates is united by a common culture and operating system, the Danaher Business System, and its Shared Purpose, Helping Realize Life’s Potential. For more information, please visit www.danaher.com.

NON-GAAP MEASURES
In addition to the financial measures prepared in accordance with generally accepted accounting principles (GAAP), this earnings release also contains non-GAAP financial measures. Calculations of these measures, the reasons why we believe these measures provide useful information to investors, a reconciliation of these measures to the most directly comparable GAAP measures, as applicable, and other information relating to these non-GAAP measures are included in the supplemental reconciliation schedule attached.

FORWARD LOOKING STATEMENTS
Statements in this release that are not strictly historical, including the statements regarding the Company's expected financial performance for the first quarter of 2021 and any other statements regarding events or developments that we believe or anticipate will or may occur in the future are "forward-looking" statements within the meaning of the federal securities laws. There are a number of important factors that could cause actual results, developments and business decisions to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These factors include, among other things, the highly uncertain and unpredictable severity, magnitude and duration of the COVID-19 pandemic (and the related governmental, business and community responses thereto) on our business, results of operations and financial condition, the impact of our debt obligations (including the debt incurred to finance the acquisition of Cytiva) on our operations and liquidity, deterioration of or instability in the economy, the markets we serve and the financial markets (including as a result of the COVID-19 pandemic), uncertainties relating to U.S. laws or policies, including potential changes in U.S. trade policies and tariffs and the reaction of other countries thereto, contractions or growth rates and cyclicality of markets we serve, competition, our ability to develop and successfully market new products and technologies and expand into new markets, the potential for improper conduct by our employees, agents or business partners, our compliance with applicable laws and regulations (including rules relating to off-label marketing and other regulations relating to medical devices and the health care industry), the results of our clinical trials and perceptions thereof, our ability to effectively address cost reductions and other changes in the health care industry, our ability to successfully identify and consummate appropriate acquisitions and strategic investments and successfully complete divestitures and other dispositions, our ability to integrate the businesses we acquire and achieve the anticipated benefits of such acquisitions, contingent liabilities and other risks relating to acquisitions, investments, strategic relationships and divestitures (including tax-related and other contingent liabilities relating to past and future IPOs, split-offs or spin-offs), security breaches or other disruptions of our information technology systems or violations of data privacy laws, the impact of our restructuring activities on our ability to grow, risks relating to potential impairment of goodwill and other intangible assets, currency exchange rates, tax audits and changes in our tax rate and income tax liabilities, changes in tax laws applicable to multinational companies, litigation and other contingent liabilities including intellectual property and environmental, health and safety matters, the rights of the United States government to use, disclose and license certain intellectual property we license if we fail to commercialize it, risks relating to product, service or software defects, product liability and recalls, risks relating to product manufacturing, our relationships with and the performance of our channel partners, uncertainties relating to collaboration arrangements with third-parties, commodity costs and surcharges, our ability to adjust purchases and manufacturing capacity to reflect market conditions, reliance on sole sources of supply, the impact of deregulation on demand for our products and services, labor matters, international economic, political, legal, compliance, social and business factors (including the impact of the United Kingdom's separation from the EU and uncertainties relating to such separation), disruptions relating to man-made and natural disasters (including pandemics such as COVID-19) and pension plan costs. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in our SEC filings, including our 2020 Annual Report on Form 10-K. These forward-looking statements speak only as of the date of this release and except to the extent required by applicable law, the Company does not assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise.

CONTACT
Matthew E. Gugino
Vice President, Investor Relations and FP&A
Danaher Corporation
2200 Pennsylvania Avenue, N.W., Suite 800W
Washington, D.C. 20037
Telephone: (202) 828-0850
Fax: (202) 828-0860

DANAHER CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

Core Sales Growth, Core Sales Growth Including Cytiva by Segment and Base Business Core Sales Growth

	% Change Three-Month Period Ended April 2, 2021 vs. Comparable 2020 Period
		Segments
All numbers set forth below are based on preliminary financial information and are therefore approximations	Total Company	Life Sciences	Diagnostics	Environmental & Applied Solutions
Total sales growth (GAAP)	57.0%	114.0%	33.0%	6.5%
Impact of:
Acquisitions/divestitures	(34.5)%	(90.5)%	0.0%	(0.5)%
Currency exchange rates	(3.5)%	(4.0)%	(3.0)%	(2.5)%
Core sales growth (non-GAAP)	19.0%	19.5%	30.0%	3.5%
Impact of Cytiva sales growth (net of divested product lines)	10.0%	21.0%
Core sales growth including Cytiva (non-GAAP)	29.0%	40.5%

Impact of COVID-related tailwinds	(High-teens)%
Base business core sales growth (non-GAAP)	High-single digit/ low-double digit %
Statement Regarding Non-GAAP Measures
Each of the non-GAAP measures set forth in this file should be considered in addition to, and not as a replacement for or superior to, the comparable GAAP measure, and may not be comparable to similarly titled measures reported by other companies. Management believes that these measures provide useful information to investors by offering additional ways of viewing Danaher Corporation's ("Danaher" or the "Company") results that, when reconciled to the corresponding GAAP measure, help our investors to identify underlying growth trends in our business and compare our sales performance with prior and future periods and to our peers.

In addition to presenting core sales, we also present core sales on a basis that includes sales attributable to Cytiva (formerly the Biopharma Business of General Electric Company's ("GE") Life Sciences business), which Danaher acquired from GE on March 31, 2020. Historically Danaher has calculated core sales solely on a basis that excludes sales from acquired businesses recorded prior to the first anniversary of the acquisition. However, given Cytiva's significant size and historical core sales growth rate, in each case compared to Danaher's existing businesses, management believes it is appropriate to also present core sales on a basis that includes Cytiva sales. Management believes this presentation provides useful information to investors by demonstrating the impact Cytiva has on the Company's current growth profile, rather than waiting to demonstrate such impact 12 months after the acquisition when Cytiva would normally have been included in Danaher's core sales calculation. Danaher calculates period-to-period core sales growth including Cytiva by adding to the baseline period sales Cytiva's historical sales from such period (when it was owned by GE, as applicable), net of the sales of the Company product lines divested in 2020 to obtain regulatory approval to acquire Cytiva (“Cytiva sales”) and also adding the Cytiva sales to the current period.

Management uses these non-GAAP measures to measure the Company's operating and financial performance, and uses core sales as a performance measure in the Company's executive compensation program.

With respect to the items we exclude from these non-GAAP measures, (1) we exclude the impact of currency translation because it is not under management's control, is subject to volatility and can obscure underlying business trends, and (2) we exclude the effect of acquisitions (other than Cytiva, in the case of core sales including Cytiva) and divested product lines because the timing, size, number and nature of such transactions can vary significantly from period-to-period and between us and our peers, which we believe may obscure underlying business trends and make comparisons of long-term performance difficult.

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